Employee Benefit Liabilities, Net - Schedule of Expenses Recognized in Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Expenses Recognized in Comprehensive Income (Loss) [Abstract]
Current service cost	$ 239	$ 208	$ 197
Interest expenses, net	37	39	36
Total employee benefit expenses	276	247	233
Actual return on plan assets	$ 383	$ 400	$ 50